                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM T-1

                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [ ]

                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                 GEORGIA                                58-0466330
  (State of incorporation or organization   (I.R.S. employer identification no.)
      if not a U.S. national bank)

            303 PEACHTREE STREET                          30303
                  SUITE 300                            (Zip Code)
              ATLANTA, GEORGIA
  (Address of principal executive offices)

                                 ---------------

                                BARTON DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7266
            (Name, address and telephone number of agent for service)

                                 ---------------

                             ROPER INDUSTRIES, INC.

          A DELAWARE CORPORATION                     51-0263969
     (State or other jurisdiction of      (IRS employer identification no.)
      incorporation or organization)

          2160 SATELLITE BOULEVARD                     30097
                  SUITE 200                          (Zip Code)
               DULUTH,GEORGIA
  (Address of principal executive offices)

                                 ---------------

                                 DEBT SECURITIES
                       (Title of the indenture securities)

================================================================================

1.    General information.

      Furnish the following information as to the trustee -

            Name and address of each examining or supervising authority to which it is subject.

            DEPARTMENT OF BANKING AND FINANCE,
            STATE OF GEORGIA
            2990 BRANDYWINE ROAD, SUITE 200
            ATLANTA, GEORGIA  30341-5565

            FEDERAL RESERVE BANK OF ATLANTA
            1000 PEACHTREE STREET, N.E.
            ATLANTA, GEORGIA 30309-4470

            FEDERAL DEPOSIT INSURANCE CORPORATION
            550 SEVENTEENTH STREET, N.W.
            WASHINGTON, D.C.  20429-9990

            Whether it is authorized to exercise corporate trust powers.

            YES.

2.    Affiliations with obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.   Defaults by the Obligor.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

      THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

       THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.    List of Exhibits.

       List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

       (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-104621 filed by AMVESCAP PLC).

       (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 & 3 to Form T-1, filed with Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 2 & 3 to Form T-1, filed with Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-104621 filed by AMVESCAP
              PLC).

       (5)    Not applicable.

       (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

       (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2004.

       (8)    Not applicable.

       (9)    Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 20th day of October 2004.

                                    SUNTRUST BANK

                                    By:  /s/ B. A. Donaldson
                                         ----------------------------
                                           B. A. Donaldson
                                           Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 1 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC).

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC).

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Debt Securities of Roper Industries, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         SUNTRUST BANK

                                         By: /s/ B. A. Donaldson   10/20/04
                                             ------------------------------
                                               B. A. Donaldson
                                               Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION

SUNTRUST BANK                                                          FFIEC 031
Legal Title of Bank                                                    Page RC-1
                                                                              12
ATLANTA
City

GA           30302
State        Zip Code

FDIC Certificate Number: 00867
Transmitted to Intercept as 0055137 on 07/29/04

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                        Dollar Amounts In Thousands   RCFD   Bil | Mil | Thou
                                                                        ---------------------------   ----   ----------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                         0081          4,194,416 1.a
    b. Interest-bearing balances (2)                                                                  0071             21,915 1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                     1754                  0 2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                                   1773         23,009,751 2.b
 3. Federal funds sold and securities purchased under agreements to
    resell:                                                                                           RCON
    a. Federal funds sold in domestic offices                                                         B987            357,925 3.a
                                                                                                      RCFD
    b. Securities purchased under agreements to resell (3)                                            B989          3,578,775 3.b
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                 5369          5,030,617 4.a
    b. Loans and leases, net of unearned income                                   B528   82,439,174                           4.b
    c. LESS: Allowance for loan and lease losses                                  3123      938,733                           4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)                                                                           B529         81,500,441 4.d
 5. Trading assets (from Schedule RC-D)                                                               3545          1,198,917 5
 6. Premises and fixed assets (including capitalized leases)                                          2145          1,375,533 6
 7. Other real estate owned (from Schedule RC-M)                                                      2150             20,827 7
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                                    2130                  0 8
 9. Customers' liability to this bank on acceptances outstanding                                      2155             25,849 9
10. Intangible assets:
    a. Goodwill                                                                                       3163            886,405 10.a
    b. Other intangible assets (from Schedule RC-                                                      426            613,708 10.b
11. Other assets (from Schedule RC-F)                                                                 2160          4,065,518 11
12. Total assets (sum of items 1 through 11)                                                          2170        125,880,597 12

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(1)   Includes cash items in process of collection and unposted debits.

(2)   Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK                                                          FFIEC 031
Legal Title of Bank                                                    Page RC-2
FDIC Certificate Number: 00867                                                13
Transmitted to Intercept as 0055137 on 07/29/04

SCHEDULE RC--CONTINUED

                                                                        Dollar Amounts In Thousands          Bil | Mil | Thou
                                                                        ---------------------------          ----------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from                                     RCON
       Schedule RC-E, part I)                                                                         2200         78,171,321 13.a
       (1) Noninterest-bearing (1)                                                 6631  11,214,162                           13.a.1
       (2) Interest-bearing                                                        6636  66,957,159                           13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                  RCFN
       (from Schedule RC-E, part II)                                                                  2200          7,633,771 13.b
       (1) Noninterest-bearing                                                     6631           0                           13.b.1
       (2) Interest-bearing                                                        6636   7,633,771                           13.b.2
14. Federal funds purchased and securities sold under agreements to
    repurchase:                                                                                       RCON
    a. Federal funds purchased in domestic offices (2)                                                B993          1,826,284 14.a
                                                                                                      RCFD
    b. Securities sold under agreements to repurchase (3)                                             B995          8,933,552 14.b
15. Trading liabilities (from Schedule RC-D)                                                          3548          1,043,323 15
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)                                        3190         12,892,704 16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                          2920             25,849 18
19. Subordinated notes and debentures (4)                                                             3200          2,149,384 19
20. Other liabilities (from Schedule RC-G)                                                            2930          2,177,105 20
21. Total liabilities (sum of items 13 through 20)                                                    2948        114,853,293 21
22. Minority interest in consolidated subsidiaries                                                    3000            967,608 22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                     3838                  0 23
24. Common stock                                                                                      3230             21,600 24
25. Surplus (exclude all surplus related to preferred stock)                                          3839          3,245,229 25
26. a. Retained earnings                                                                              3632          6,060,212 26.a
    b. Accumulated other comprehensive income (5)                                                     B530            732,655 26.b
27. Other equity capital components (6)                                                               A130                  0 27
28. Total equity capital (sum of items 23 through 27)                                                 3210         10,059,696 28
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                             3300        125,880,597 29
Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.    Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of
      auditing work performed for the bank by Independent external                                    RCFD             Number
      auditors as of any date during 2003                                                             6724                N/A M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =   Review of the bank's financial statements by external auditors

7 =   Compilation of the bank's financial statements by external auditors

8 =   Other audit procedures (excluding tax preparation work)

9 =   No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)   Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)